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                                                                   EXHIBIT 10.56

                            EQUALNET HOLDING CORP.


                            Stock Purchase Warrant
                                (Agent Warrant)

     This Stock Purchase Warrant ("Warrant"), issued this 27th day of June, 1998, by EqualNet Holding Corp., a Texas corporation (the "Company"), to Future Telecom Networks, Inc. (the "Agent").

                                  WITNESSETH:
                                  -----------

     1.   ISSUANCE OF WARRANT, TERM.

         (a) For and in consideration of the sum of $10.00 and other good and valuable consideration, including services rendered and to be rendered as provided herein, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Agent, subject to the provisions hereinafter set forth, the right to purchase up to 1,650,000 shares (the "Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock").

         (b) This Warrant expires on the fifth anniversary of the date hereof and shall not be exercisable after the fifth anniversary of the date hereof.

         (c) This Warrant shall be exercisable only with respect to Shares in which the Agent has become vested in accordance with the provisions of Section 2 ("Vested Shares"). This Warrant shall be exercisable with respect to Vested Shares only on or before the first anniversary of the date such Shares become Vested Shares in accordance with the provisions of Section 2.

     2. VESTING. Shares shall become Vested Shares in connection with the telecommunications business of the Company generated by the Agent as follows:

         (a)  Blocks of Orders and Blocks of Shares.

              (i) In the first month (the "First Block Month") as the Agent has submitted to the Company customer orders (the "First Block of Orders") aggregating a number of Average Daily Commissionable Minutes (as defined below) for such month equal to or exceeding 6,666,666 (the "Threshold Amount"), 550,000 of the Shares shall be designated as the "First Block of Shares"; provided that Agent may postpone the designation of the First Block Month as allowed in provision 2.(a)(viii) hereof, and provided further that if the closing price per share of the Common Stock as reported by The Nasdaq Stock Market, Inc. (or such other national exchange or quotation system on which the Common Stock is then listed or quoted) (such price on any trading day being the "Closing Price") on the last trading day of the month that would otherwise be designated the First Block Month is less than $4.00, then the First Block Month (and the


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designation of the First Block of Shares) shall be postponed until after the Closing Price on any trading day equals or exceeds $4.00.

              (ii) In the first month (the "Second Block Month") as the Agent has submitted to the Company customer orders (the "Second Block of Orders") such that orders, excluding the First Block of Orders, aggregate a number of Average Daily Commissionable Minutes for such month equal to or exceeding the Threshold Amount, 550,000 of the Shares shall be designated as the "Second Block of Shares"; provided that Agent may postpone the designation of the Second Block Month as allowed in provision 2.(a)(viii) hereof, and provided further that if the Closing Price on the last trading day of the month that would otherwise be designated the Second Block Month is less than $7.00, then the Second Block Month (and the designation of the Second Block of Shares) shall be postponed until after the Closing Price on any trading day equals or exceeds $7.00.

              (iii) In the first month (the "Third Block Month") as the Agent has submitted to the Company customer orders (the "Third Block of Orders") such that orders, excluding the First Block of Orders and the Second Block of Orders, aggregate a number of Average Daily Commissionable Minutes for such month equal to or exceeding the Threshold Amount, 550,000 of the Shares shall be designated as the "Third Block of Shares"; provided that Agent may postpone the designation of the Third Block Month as allowed in provision 2.(a)(viii) hereof, and provided further that if the Closing Price on the last trading day of the month that would otherwise be designated the Third Block Month is less than $9.00, then the Third Block Month (and the designation of the Third Block of Shares) shall be postponed until after the Closing Price on any trading day equals or exceeds $9.00.

         (iv) No customer shall be included in more than one Block of Orders.

         (v) If the First Block Month does not occur on or before the first anniversary of the date hereof, this Warrant shall expire and no Shares shall be exercisable hereunder.

         (vi) If the Second Block Month does not occur within sixteen months of the date hereof, then no Shares shall be designated as the Second Block of Shares or the Third Block of Shares, and this Warrant will not be exercisable other than for the First Block of Shares, subject to vesting as provided below.

         (vii) If the Third Block Month does not occur within sixteen months of the date hereof, then no Shares shall be designated as the Third Block of Shares, and this Warrant will not be exercisable other than for the First Block of Shares or the Second Block of Shares, subject to vesting as provided below.

         (viii) Agent may, by written designation prior to starting to submit orders for the Second Block Month, continue to submit additional customer orders

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that will be included in the First Block Month for the purpose of offsetting any attrition that may be experienced during the vesting period. In the event Agent elects to submit such additional customers orders, all such additional customer orders will be included in the First Block Month until written notice is received from Agent to begin the Second Block Month. Similarly, after completion of the First Block Month, Agent may, by written designation prior to starting to submit orders for the Third Block Month, continue to submit additional customer orders that will be included in the Second Block Month for the purpose of offsetting any attrition that may be experienced during the vesting period. In the event Agent elects to submit such additional customers orders, all such additional customer orders will be included in the Second Block Month until written notice is received from Agent to begin the Third Block Month. Similarly, after completion of the Second Block Month, Agent may, by written designation prior to the end of sixteen months of the date hereof, continue to submit additional customer orders that will be included in the Third Block Month for the purpose of offsetting any attrition that may be experienced during the vesting period for the Third Block Month.

     (b)  Definitions. For purposes of this Section 2:

         (i) The term "Average Daily Commissionable Minutes", for any given month, shall mean the quotient of (A) the number of Commissionable Minutes in a given month as reflected on the Company's Monthly Commission Report divided by
(B) the number of Business Days in that month, rounded to the nearest whole number;

         (ii) The term "Business Day" shall mean any day that is not a Saturday, Sunday or day on which banks in the state of Texas are required or authorized by law to be closed; and

         (iii) The term "Commissionable Minutes" shall mean minutes of telecommunications usage relating to net billed direct domestic and international switched calls that may be billed by the Company.

     (c)  Attrition Calculation/Vesting.

         (i) Within 30 days after the end of the fourth month following the First Block Month (the "First Calculation Date"), the Company shall calculate the ratio (the "First Vesting Ratio") of (A) the number of Average Daily Commissionable Minutes in the third month following the First Block Month represented by the customers included in the First Block of Orders to (B) the Threshold Amount. If the First Vesting Ratio is equal to or greater than one, then the First Block of Shares shall become Vested Shares on the First Calculation Date. If the First Vesting Ratio is less than one, then a number of Shares equal to the product of (X) the First Block of Shares multiplied by (Y) the First Vesting Ratio, rounded to the nearest whole Share shall become Vested Shares on the First Calculation Date.

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              (ii) Within 30 days after the end of the fourth month following the Second Block Month (the "Second Calculation Date"), the Company shall calculate the ratio (the "Second Vesting Ratio") of (A) the number of Average Daily Commissionable Minutes in the third month following the Second Block Month represented by the customers included in the Second Block of Orders to (B) the Threshold Amount. If the Second Vesting Ratio is equal to or greater than one, then the Second Block of Shares shall become Vested Shares on the Second Calculation Date. If the Second Vesting Ratio is less than one, then a number of Shares equal to the product of (X) the Second Block of Shares multiplied by (Y) the Second Vesting Ratio, rounded to the nearest whole Share shall become Vested Shares on the Second Calculation Date.

              (iii) Within 30 days after the end of the fourth month following the Third Block Month (the "Third Calculation Date"), the Company shall calculate the ratio (the "Third Vesting Ratio") of (A) the number of Average Daily Commissionable Minutes in the third month following the Third Block Month represented by the customers included in the Third Block of Orders to (B) the Threshold Amount. If the Third Vesting Ratio is equal to or greater than one, then the Third Book of Shares shall become Vested Shares on the Third Calculation Date. If the Third Vesting Ratio is less than one, then a number of Shares equal to the product of (X) the Third Block of Shares multiplied by (Y) the Third Vesting Ratio, rounded to the nearest whole Share shall become Vested Shares on the Third Calculation Date.

         (d) Compliance With Authorized Agent Contract. No Shares shall become Vested Shares at any time that the Agent is not in compliance with all of the terms and conditions of the Authorized Agent Contract, dated effective January 23, 1998, between the Agent and the Company, as the same may be amended from time to time. Notwithstanding the foregoing, the Company may not terminate Agent's right to submit new customer orders prior to the closing of the First Block of Orders.

     3.   EXERCISE PRICE.

         (a) The exercise price per share for which all or any of the Shares included in the First Block of Shares may be purchased pursuant to the terms of this Warrant shall be $2.00.

         (b) The exercise price per share for which all or any of the Shares included in the Second Block of Shares may be purchased pursuant to the terms of this Warrant shall be equal to the Closing Price on the last trading day of the First Block Month.

         (c) The exercise price per share for which all or any of the Shares included in the Third Block of Shares may be purchased pursuant to the terms. of this Warrant shall be equal to the Closing Price on the last trading day of the Second Block Month.

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         (d) Each such exercise price is hereinafter referred to as an "Exercise
Price".

     4.   EXERCISE.

         (a) This Warrant may be exercised by the Agent for the purchase of any of the Shares for which this Warrant is then exercisable pursuant to Section l(b) hereof in whole or in part, upon delivery of written notice of intent to the Company at the following address: 1250 Wood Branch Park Drive, Houston, Texas 77079 or such other address as the Company shall designate in written notice to the Agent, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Agent a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by the Agent. If this Warrant shall be exercised with respect to less than all of the Shares, the Agent shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

         (b) Payment for the Shares to be purchased upon exercise of this Warrant may be made (i) by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased of (ii) by delivery of this Warrant and a notice that the Agent wished to make an exercise of Warrants for "Net Warrant Shares". The number of Net Warrant Shares to be issued in the case of (b)(ii) shall be determined as described by the following formula: Net Warrant Shares = [WS x (MP-EP)]/MP. "WS" is the number of Warrant Shares issuable upon exercise of the Warrants or portion of Warrants being exercised. "MP" is the closing Market Price of the Common Stock on the last trading day preceding the date request to exercise the Warrants is received by the Company, as reported by The Nasdaq Stock Market or such other exchange or quotation system on which the Common Stock may be listed or quoted. "EP" shall mean the Exercise Price of the Shares to be purchased.

     (5) Covenants and Conditions. The above Provisions are subject to the following:

         (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant and the Shares have been acquired for investment purposes and not with a view to distribution or resale and the Shares may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that registration is not required under the Act and under any


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applicable Blue Sky Laws. The certificates representing the Shares shall bear substantially the following legend:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFCATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR IN THE OPINION OF COUNSEL (WHOSE OPINION AND COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on such certificates. The Agent and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Agent agrees that the Company may decline to permit a transfer of this Warrant if the proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration.

     (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times, commencing on the date this Warrant shall become exercisable, reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant.

     6. WARRANT HOLDER NOT STOCKHOLDER. This Warrant does not confer upon the Agent any right whatsoever as a stockholder of the Company.

     7. ANTI-DILUTION. If at any time or from time to time after the date of this Warrant, all of the holders of Common Stock of the Company shall have received or shall have become legally entitled to receive:

         (i) other or additional stock or other securities or property (other than cash) by way of a dividend or other distribution; or

         (ii) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangements (but not including any cash dividends),

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then and in each such case the Agent, upon the exercise hereof as provided in
Section 3, shall be entitled to receive, in lieu of (or in addition to, as the case may be) the Shares theretofore receivable upon the exercise of this Warrant, the amount of stock and other securities and property (including cash in the case referred to in clause (ii) above) which the Agent would have held on the date of such exercise if on the date of such conversion, dividend, distribution, corporate rearrangement or such other event as described in clause
(ii) above the Agent had been the holder of record of the number of Shares receivable upon exercise of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, obtained such Shares and all other or additional (or less) stock and other securities and property (including cash in the case referred to in clause (ii) above) receivable by the Agent as aforesaid during such period.

     8. NOTICES. All notices, requests, offers, elections and other communications under this Warrant shall be in writing and shall be deemed to have been given at the time when deposited in the United States mail at a general or branch post office, postage prepaid, registered or certified mail (return receipt requested), and addressed to the respective parties at the addresses stated below or to such other changed addresses as the parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt.

     Notices to the Company shall be addressed to:

             EqualNet Holding Corp.
             1250 Wood Branch Park Drive
             Houston, Texas 77079
             Attn: General Counsel
             Telephone: (281) 529-4648
             Facsimile: (281) 529-4686

     With a copy to:

             Fulbright & Jaworski, L.L.P.
             1301 McKinney, Suite 5100
             Houston, Texas 77010
             Attn: Robert F. Gray, Jr.
             Telephone: (713) 651-5566
             Facsimile: (713) 651-5246

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Notices addressed to the Agent shall be addressed to:

             Future Telecom Networks, Inc.
             Attention: Ronald R. Davis, General Counsel
             4241 Jutland Drive, Suite # 103
             San Diego, California 92117-3654

     IN WITNESSS WHEREOF, the Company has caused this Stock Purchase Warrant to be issued an delivered by its duly authorized officer as of the date first above written.

                                        EQUALNET HOLDING CORP.

                                        By: /s/ Robert H. Turner
                                            ----------------------
                                        Name: Robert H. Turner
                                              --------------------
                                        Title: Chief Exec. Officer
                                               -------------------

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